EXHIBIT 99.9


GSAMP 03FM1

Rabobank - 3/11/03

For all other assumptions, please refer to the term sheet

LAG: 12 MONTHS

Priced to Call
Assumes par price

Collateral losses are for the life of the bond
Assumes trigger event is in effect

BASE PRICING SPEEDS:

FRMs:    10 CPR ramped to 25 CPR over 12 months
ARMs:    28 CPR

            LIBOR ASSUMPTIONS         SEVERITY ASSUMPTIONS
               RAMPED LIBOR        I. SEVERITY   II. SEVERITY

         1M           6M                     35%           65%
       1       1.3097      1.1948
       2       1.3097      1.1948
       3       1.3097      1.1948
       4       1.3097      1.1948
       5       1.3097      1.1948
       6       1.3097      1.1948
       7       1.3097      1.1948
       8       1.3097      1.1948
       9       1.5597      1.4448
      10       1.8097      1.6948
      11       2.0597      1.9448
      12       2.3097      2.1948
      13       2.5597      2.4448
      14       2.8097      2.6948
      15       3.0597      2.9448
      16       3.3097      3.1948
      17       3.5597      3.4448
      18       3.8097      3.6948
      19       4.0597      3.9448
      20       4.3097      4.1948
      21       4.5597      4.4448
      22       4.8097      4.6948
      23       5.0597      4.9448
      24       5.3097      5.1948
      25       5.3097      5.1948
      26       5.3097      5.1948
      27       5.3097      5.1948
      28       5.3097      5.1948
      29       5.3097      5.1948
      30       5.3097      5.1948
      31       5.3097      5.1948
      32       5.3097      5.1948
      33       5.3097      5.1948
      34       5.3097      5.1948
      35       5.3097      5.1948
      36       5.3097      5.1948
      37       5.3097      5.1948
      38       5.3097      5.1948
      39       5.3097      5.1948
      40       5.3097      5.1948
      41       5.3097      5.1948
      42       5.3097      5.1948
      43       5.3097      5.1948
      44       5.3097      5.1948
      45       5.3097      5.1948
      46       5.3097      5.1948
      47       5.3097      5.1948
      48       5.3097      5.1948
      49       5.3097      5.1948
      50       5.3097      5.1948
      51       5.3097      5.1948
      52       5.3097      5.1948
      53       5.3097      5.1948
      54       5.3097      5.1948
      55       5.3097      5.1948
      56       5.3097      5.1948
      57       5.3097      5.1948
      58       5.3097      5.1948
      59       5.3097      5.1948
      60       5.3097      5.1948
      61       5.3097      5.1948
      62       5.3097      5.1948
      63       5.3097      5.1948
      64       5.3097      5.1948
      65       5.3097      5.1948
      66       5.3097      5.1948
      67       5.3097      5.1948
      68       5.3097      5.1948
      69       5.3097      5.1948
      70       5.3097      5.1948
      71       5.3097      5.1948
      72       5.3097      5.1948
      73       5.3097      5.1948
      74       5.3097      5.1948
      75       5.3097      5.1948
      76       5.3097      5.1948
      77       5.3097      5.1948
      78       5.3097      5.1948
      79       5.3097      5.1948
      80       5.3097      5.1948
      81       5.3097      5.1948
      82       5.3097      5.1948
      83       5.3097      5.1948
      84       5.3097      5.1948
      85       5.3097      5.1948
      86       5.3097      5.1948
      87       5.3097      5.1948
      88       5.3097      5.1948
      89       5.3097      5.1948
      90       5.3097      5.1948
      91       5.3097      5.1948
      92       5.3097      5.1948
      93       5.3097      5.1948
      94       5.3097      5.1948
      95       5.3097      5.1948
      96       5.3097      5.1948
      97       5.3097      5.1948
      98       5.3097      5.1948
      99       5.3097      5.1948
     100       5.3097      5.1948
     101       5.3097      5.1948
     102       5.3097      5.1948
     103       5.3097      5.1948
     104       5.3097      5.1948
     105       5.3097      5.1948
     106       5.3097      5.1948
     107       5.3097      5.1948
     108       5.3097      5.1948
     109       5.3097      5.1948
     110       5.3097      5.1948
     111       5.3097      5.1948
     112       5.3097      5.1948
     113       5.3097      5.1948
     114       5.3097      5.1948
     115       5.3097      5.1948
     116       5.3097      5.1948
     117       5.3097      5.1948
     118       5.3097      5.1948
     119       5.3097      5.1948
     120       5.3097      5.1948
     121       5.3097      5.1948
     122       5.3097      5.1948
     123       5.3097      5.1948
     124       5.3097      5.1948
     125       5.3097      5.1948
     126       5.3097      5.1948
     127       5.3097      5.1948
     128       5.3097      5.1948
     129       5.3097      5.1948
     130       5.3097      5.1948
     131       5.3097      5.1948
     132       5.3097      5.1948
     133       5.3097      5.1948
     134       5.3097      5.1948
     135       5.3097      5.1948
     136       5.3097      5.1948
     137       5.3097      5.1948
     138       5.3097      5.1948
     139       5.3097      5.1948
     140       5.3097      5.1948
     141       5.3097      5.1948
     142       5.3097      5.1948
     143       5.3097      5.1948
     144       5.3097      5.1948
     145       5.3097      5.1948
     146       5.3097      5.1948
     147       5.3097      5.1948
     148       5.3097      5.1948
     149       5.3097      5.1948
     150       5.3097      5.1948
     151       5.3097      5.1948
     152       5.3097      5.1948
     153       5.3097      5.1948
     154       5.3097      5.1948
     155       5.3097      5.1948
     156       5.3097      5.1948
     157       5.3097      5.1948
     158       5.3097      5.1948
     159       5.3097      5.1948
     160       5.3097      5.1948
     161       5.3097      5.1948
     162       5.3097      5.1948
     163       5.3097      5.1948
     164       5.3097      5.1948
     165       5.3097      5.1948
     166       5.3097      5.1948
     167       5.3097      5.1948
     168       5.3097      5.1948
     169       5.3097      5.1948
     170       5.3097      5.1948
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     174       5.3097      5.1948
     175       5.3097      5.1948
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     177       5.3097      5.1948
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     179       5.3097      5.1948
     180       5.3097      5.1948
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     182       5.3097      5.1948
     183       5.3097      5.1948
     184       5.3097      5.1948
     185       5.3097      5.1948
     186       5.3097      5.1948
     187       5.3097      5.1948
     188       5.3097      5.1948
     189       5.3097      5.1948
     190       5.3097      5.1948
     191       5.3097      5.1948
     192       5.3097      5.1948
     193       5.3097      5.1948
     194       5.3097      5.1948
     195       5.3097      5.1948
     196       5.3097      5.1948
     197       5.3097      5.1948
     198       5.3097      5.1948
     199       5.3097      5.1948
     200       5.3097      5.1948
     201       5.3097      5.1948
     202       5.3097      5.1948
     203       5.3097      5.1948
     204       5.3097      5.1948
     205       5.3097      5.1948
     206       5.3097      5.1948
     207       5.3097      5.1948
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     210       5.3097      5.1948
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     215       5.3097      5.1948
     216       5.3097      5.1948
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     218       5.3097      5.1948
     219       5.3097      5.1948
     220       5.3097      5.1948
     221       5.3097      5.1948
     222       5.3097      5.1948
     223       5.3097      5.1948
     224       5.3097      5.1948
     225       5.3097      5.1948
     226       5.3097      5.1948
     227       5.3097      5.1948
     228       5.3097      5.1948
     229       5.3097      5.1948
     230       5.3097      5.1948
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     232       5.3097      5.1948
     233       5.3097      5.1948
     234       5.3097      5.1948
     235       5.3097      5.1948
     236       5.3097      5.1948
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     238       5.3097      5.1948
     239       5.3097      5.1948
     240       5.3097      5.1948
     241       5.3097      5.1948
     242       5.3097      5.1948
     243       5.3097      5.1948
     244       5.3097      5.1948
     245       5.3097      5.1948
     246       5.3097      5.1948
     247       5.3097      5.1948
     248       5.3097      5.1948
     249       5.3097      5.1948
     250       5.3097      5.1948
     251       5.3097      5.1948
     252       5.3097      5.1948
     253       5.3097      5.1948
     254       5.3097      5.1948
     255       5.3097      5.1948
     256       5.3097      5.1948
     257       5.3097      5.1948
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     259       5.3097      5.1948
     260       5.3097      5.1948
     261       5.3097      5.1948
     262       5.3097      5.1948
     263       5.3097      5.1948
     264       5.3097      5.1948
     265       5.3097      5.1948
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     267       5.3097      5.1948
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     269       5.3097      5.1948
     270       5.3097      5.1948
     271       5.3097      5.1948
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     273       5.3097      5.1948
     274       5.3097      5.1948
     275       5.3097      5.1948
     276       5.3097      5.1948
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     280       5.3097      5.1948
     281       5.3097      5.1948
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     283       5.3097      5.1948
     284       5.3097      5.1948
     285       5.3097      5.1948
     286       5.3097      5.1948
     287       5.3097      5.1948
     288       5.3097      5.1948
     289       5.3097      5.1948
     290       5.3097      5.1948
     291       5.3097      5.1948
     292       5.3097      5.1948
     293       5.3097      5.1948
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     299       5.3097      5.1948
     300       5.3097      5.1948
     301       5.3097      5.1948
     302       5.3097      5.1948
     303       5.3097      5.1948
     304       5.3097      5.1948
     305       5.3097      5.1948
     306       5.3097      5.1948
     307       5.3097      5.1948
     308       5.3097      5.1948
     309       5.3097      5.1948
     310       5.3097      5.1948
     311       5.3097      5.1948
     312       5.3097      5.1948
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     315       5.3097      5.1948
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     319       5.3097      5.1948
     320       5.3097      5.1948
     321       5.3097      5.1948
     322       5.3097      5.1948
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     324       5.3097      5.1948
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     326       5.3097      5.1948
     327       5.3097      5.1948
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     330       5.3097      5.1948
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     333       5.3097      5.1948
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     349       5.3097      5.1948
     350       5.3097      5.1948
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     352       5.3097      5.1948
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     358       5.3097      5.1948
     359       5.3097      5.1948
     360       5.3097      5.1948
     361       5.3097      5.1948


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

SEVERITY OF 35%

------------------------------------------------------------------------------------------------------------------------------------
                        Percentage of Base Pricing Speeds
------------------------------------------------------------------------------------------------------------------------------------
                               0%                      50%                  100%                   150%                  200%
CLASS B-1

CDR                                  12.18                  11.59                 11.67                 12.48                 14.49
Yield                               7.5413                 7.2847                6.9553                6.5731                6.0236
WAL                                  16.73                   8.73                  5.48                  3.81                  2.73
Modified Duration                     9.61                   6.50                  4.58                  3.38                  2.52
Window                       Dec19 - Dec19          Dec11 - Dec11         Sep08 - Sep08         Jan07 - Jan07         Dec05 - Dec05
Principal Writedown      64,305.86 (0.65%)      28,181.75 (0.28%)      15,165.96 (0.15%)      4,353.04 (0.04%)     11,227.09 (0.11%)
Collateral Losses   128,034,436.40 (28.92%) 61,367,310.65 (13.86%) 38,132,227.98 (8.61%) 27,622,509.98 (6.24%) 22,242,597.43 (5.02%)
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SEVERITY OF 65%

------------------------------------------------------------------------------------------------------------------------------------
                        Percentage of Base Pricing Speeds
------------------------------------------------------------------------------------------------------------------------------------
                               0%                      50%                  100%                   150%                  200%
CLASS B-1

CDR                                   6.60                   6.11                  6.10                  6.51                  7.48
Yield                               7.6126                 7.3531                7.0376                6.6193                6.1579
WAL                                  23.90                  10.81                  6.15                  4.06                  2.90
Modified Duration                    11.17                   7.50                  5.01                  3.57                  2.66
Window                       Feb27 - Feb27          Jan14 - Jan14         May09 - May09         Apr07 - Apr07         Feb06 - Feb06
Principal Writedown     140,300.70 (1.41%)      97,726.22 (0.98%)      28,177.17 (0.28%)     19,892.95 (0.20%)      3,401.66 (0.03%)
Collateral Losses   203,823,782.96 (46.04%) 74,375,958.60 (16.80%) 41,573,636.99 (9.39%) 28,656,849.71 (6.47%) 22,512,182.20 (5.09%)
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